UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2014

ESSEX PROPERTY TRUST, INC.
ESSEX PORTFOLIO, L.P.
(Exact Name of Registrant as Specified in Its Charter)

001-13106 (Essex Property Trust, Inc.)
333-44467-01 (Essex Portfolio, L.P.)
(Commission File Number)

Maryland (Essex Property Trust, Inc.)	77-0369576 (Essex Property Trust, Inc.)
California (Essex Portfolio, L.P.)	77-0369575 (Essex Portfolio, L.P.)

(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

925 East Meadow Drive, Palo Alto, California 94303
(Address of Principal Executive Offices)

 (650) 494-3700
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on April 1, 2014 of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated December 19, 2013, by and among Essex Property Trust, Inc., a Maryland corporation (“Essex”), BRE Properties, Inc., a Maryland corporation (“BRE”) and BEX Portfolio, Inc., formerly known as Bronco Acquisition Sub, Inc., a Delaware corporation and a direct wholly owned subsidiary of Essex (“Merger Sub”). Pursuant to the Merger Agreement, on April 1, 2014, BRE merged with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”).  Also on April 1, 2014, following the Merger, Merger Sub merged with and into BEX Portfolio, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Essex Portfolio, L.P. (“EPLP”).  Essex also assumed an aggregate of approximately $710 million of BRE mortgage debt in connection with the Merger.  The events described in this Current Report on Form 8-K occurred in connection with the consummation of the Merger.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information provided in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

On April 1, 2014, Essex completed the Merger pursuant to the Merger Agreement. The Merger became effective (the “Effective Time”) upon the filing of the Articles of Merger with the State Department of Assessments and Taxation of Maryland and the filing of the Certificate of Merger with the Secretary of State of the State of Delaware with an effective date of April 1, 2014.

In connection with the closing of the Merger, at the Effective Time, each outstanding share of BRE common stock, par value $0.01 per share (“BRE Common Stock”), was converted into (i) 0.2971 shares (the “Stock Consideration”) of Essex common stock, par value $0.0001 per share (“Essex Common Stock”), and (ii) $7.18 in cash, without interest (the “Cash Consideration”), plus cash (without interest) in lieu of fractional shares.  The Cash Consideration was adjusted as a result of the authorization and declaration of a special distribution to the stockholders of BRE of $5.15 per share of BRE Common Stock payable to BRE stockholders of record as of the close of business on March 31, 2014 (the “Special Dividend”).  The Special Dividend is payable as a result of the closing of the sale of certain interests in assets of BRE to certain parties designated by Essex, which closed on March 31, 2014 (the “Asset Sale”). Pursuant to the terms of the Merger Agreement, the amounts payable as a Special Dividend reduced the Cash Consideration of $12.33 payable by Essex in the Merger to $7.18 per share of BRE Common Stock.

Essex issued approximately 23.1 million shares of Essex Common Stock as Stock Consideration in the Merger.  Based on the opening price of Essex Common Stock on April 1, 2014 as reported on the New York Stock Exchange, the merger consideration (based on the value of $50.72 in Essex Common Stock, the Special Dividend of $5.15 plus $7.18 in Cash Consideration per share) represented approximately $63.05 for each share of BRE Common Stock.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Merger Agreement, which was previously filed as Exhibit 2.1 to Essex’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 20, 2013 and is incorporated by reference herein as Exhibit 2.1 to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

As previously disclosed in the Current Report on Form 8-K filed by Essex with the SEC on January 31, 2014, consistent with and as required by the Merger Agreement, as of the Effective Time, the board of directors of Essex (the “Essex Board”) was increased from 10 to 13 members and the following former members of the board of directors of BRE were appointed to the Essex Board: Irving F. Lyons, III, Thomas E. Robinson and Thomas P. Sullivan (collectively, the “BRE Designees”), each to serve until the next annual meeting of Essex (and until their successors have been duly elected and qualified).  The BRE Designees are entitled to be nominated by the Essex Board for reelection at the next subsequent annual meeting of stockholders of Essex.

As a non-employee director, each BRE Designee will receive compensation in the same manner as Essex’s other non-employee directors. Additionally, in connection with the BRE Designees’ appointment to the Essex Board, Essex and each BRE Designee will enter into an indemnification agreement in substantially the same form as Essex has entered into with each of Essex’s existing directors. The form of such indemnification agreement was previously filed by Essex as an exhibit to its Current Report on Form 8-K filed with the SEC on February 25, 2011.

Other than the Merger and the terms of the Merger Agreement, there are no arrangements or understandings between each of these individuals and any other person pursuant to which he was selected as director and there are no material transactions between each of these individuals and Essex.

Item 7.01	Regulation FD Disclosure

On April 1, 2014, Essex and BRE issued a joint press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing of Essex under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Items

On March 31, 2014, as permitted pursuant to the Merger Agreement, the Asset Sale closed.  In the Asset Sale, certain assets of BRE (the “JV Properties”) were contributed to three new joint ventures formed by BRE (the “JV Entities”).  In exchange for the contribution of the JV Properties to the JV Entities, BRE received ownership interests in each of the JV Entities.  BRE then sold joint venture interests in the newly-formed JV Entities to two separate third-party joint venture partners identified by Essex.  BRE also received proceeds from approximately $475 million in mortgage financings of the properties contributed to the joint ventures.  As required by the Merger Agreement, BRE authorized the payment of the Special Dividend to BRE stockholders of record as of March 31, 2014 as a result of the closing of the Asset Sale.  As a result of the contribution of the JV Properties and the Merger, EPLP and its subsidiaries now hold a 50% interest in each joint venture and control the management of the JV Entities. As a result of the contribution of the JV Properties to the JV Entities, Essex will be entitled to its pro rata share of the income generated by the JV Properties.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

To the extent required by this item, historical financial statements for BRE will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report.

(b) Pro forma financial information

To the extent required by this item, pro forma financial information relating to the acquisition of BRE referenced in Item 2.01 above will be filed in an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date of this report.

(d)    Exhibits.

Exhibit No.	Description

2.1
Agreement and Plan of Merger, dated as of December 19, 2013, among Essex Property Trust, Inc.,  BEX Portfolio, Inc. (formerly known as Bronco Acquisition Sub, Inc.) and BRE Properties, Inc. (previously filed on December 20, 2013, as Exhibit 2.1 to Essex’s Current Report on Form 8-K and incorporated herein by reference)

99.1	Joint Press Release dated April 1, 2014

Forward Looking Statements

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. These forward-looking statements which are based on current expectations, estimates and projections about the industry and markets in which Essex and BRE operate and beliefs of and assumptions made by management, involve uncertainties that could significantly affect the financial results of the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the anticipated benefits of the Merger, including future financial and operating results, and the combined company’s plans, objectives, expectations and intentions.  All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to expected synergies, improved liquidity and balance sheet strength – are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Some of the factors that may affect outcomes and results include, but are not limited to: (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of Essex or its business, (iii) changes in market demand for rental apartment homes and competitive pricing, (iv) risks associated with acquisitions, including  risks associated with the Merger, (v) maintenance of real estate investment trust (“REIT”) status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, and (viii) those additional risks and factors discussed in reports filed with the SEC by Essex from time to time, including those discussed under the heading “Risk Factors” in its most recently filed reports on Forms 10-K and 10-Q. Essex does not undertake any duty to update any forward-looking statements appearing in this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 1, 2014	ESSEX PROPERTY TRUST, INC.

/s/ Michael T. Dance
	Name:	Michael T. Dance
	Title:	Executive Vice President & Chief Financial Officer

ESSEX PORTFOLIO, L.P.

By:	Essex Property Trust, Inc.
Its:	General Partner

/s/ Michael T. Dance
Name:	Michael T. Dance
Title:	Executive Vice President & Chief Financial Officer

Exhibit Index

Exhibits Number	Description

2.1
Agreement and Plan of Merger, dated as of December 19, 2013, among Essex Property Trust, Inc.,  BEX Portfolio, Inc. (formerly known as Bronco Acquisition Sub, Inc.) and BRE Properties, Inc. (previously filed on December 20, 2013, as Exhibit 2.1 to Essex’s Current Report on Form 8-K and incorporated herein by reference)

99.1	Joint Press Release dated April 1, 2014